UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHSTX

Putnam Global Health Care Fund

Semiannual report 2|28|13

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of health-care companies worldwide.

Putnam
Global Health Care
Fund

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in the health-care sector for over 30 years

Since 1982, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in the health-care sector.

The fund invests across a range of industries, including manufacturers of medical devices, pharmaceutical firms that are developing innovative drugs and treatments, and health-care providers that can deliver high-quality care at a reasonable cost. Since many medical innovations happen overseas, the fund can invest in international as well as U.S. companies.

Besides its wide range of opportunities, the health-care sector offers another advantage for investors: Its products and services tend to stay in demand regardless of economic conditions. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations.

The fund’s portfolio managers invest with a long-term view and seek stocks that can help investors build wealth over time. Their disciplined investment process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. They conduct intensive fundamental research with support from analysts on Putnam’s Global Equity Research team.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10-12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Global Health Care Fund

Interview with your fund’s portfolio manager

Kelsey, how were conditions in the stock market and the health-care sector during the six months ended February 28, 2013?

Global health-care stocks performed well for the period, and outperformed the broader global stock markets, which also delivered solid returns. It is unusual for the health-care sector, which is often viewed as defensive, to perform so well when the rest of the market is rallying, but companies were able to deliver strong financial results, exceeding expectations in many cases, with few negative earnings surprises. At the same time, health-care stock valuations remained attractively low, which was positive for investing in the sector. For the period, the fund delivered a solid positive return but underperformed its benchmark, the MSCI World Health Care Index.

What are some holdings that detracted from returns during the period?

Auxilium Pharmaceuticals, a small-cap biotechnology company, was a detractor for the period, due largely to earnings disappointments. The company had some missteps in managing investor expectations for financial results, which hurt the stock price. In addition, one of the company’s key products, Testim, a testosterone replacement therapy gel, faced increased competition and lost some market share. We maintained the fund’s position in Auxilium at the close of the period, as we believe that it continues to offer

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Health Care Fund	5

long-term growth potential and that its stock is attractively valued.

Also in the biotechnology sector, the stock of United Therapeutics was a disappointment. Its share price declined sharply in October after the FDA rejected an oral version of the company’s Remodulin product. The company is now conducting additional clinical trials in order to bring oral Remodulin onto the market.

Another holding that dampened fund performance for the period was Actavis, a generic pharmaceutical company formed when Watson Pharmaceuticals acquired Actavis Group in November 2012. The stock struggled during the period as investors worried about increased generic competition for Concerta, the company’s treatment for attention deficit-hyperactivity disorder. Despite the setback for Actavis during the period, we believe it remains an attractive investment opportunity. The stock is trading at what we believe to be a significant discount, and we believe the company’s portfolio of generic products offers a number of growth opportunities. In addition, following its acquisition, Actavis is now the world’s third-largest generic pharmaceutical company, giving it significant scale to compete globally.

Could you highlight some stocks that helped performance for the period?

The top performer for the fund was Celgene, a biotechnology company that produces treatments for cancer and immune-inflammatory diseases. The company has had solid success with its pipeline drugs, including Abraxane, which has already been approved for treatment of breast and lung cancer, and recently had positive results in phase III clinical trials for the treatment of pancreatic cancer. In addition to having a drug pipeline that is gaining more recognition from investors, the company delivered a five-year earnings outlook that exceeded investor expectations.

Another portfolio highlight was the stock of Aetna, a health-care benefits company, or

Country allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Health Care Fund

HMO, that serves approximately 35 million people. The stock had been struggling — it was one of the top detractors for the fund’s previous fiscal year — due to concerns about the impact of health-care legislation on its future earnings power. In fact, the entire HMO industry has been pressured because of uncertainty about how the Patient Protection and Affordable Care Act will affect profit margins for health-care services companies. Aetna, however, continued to deliver solid earnings, as well as forecasts that were within investor expectations. As a result, the stock performed well for the period. In our view, Aetna still has an attractive valuation, and we believe the company will benefit from its recent acquisition of Coventry Health Care, a smaller HMO.

Another strong holding worth noting is Eli Lilly, a global pharmaceutical company. For some time, investors have been more focused on Lilly’s “patent cliff” challenges than on the potential in its drug pipeline. By way of background, the patent cliff refers to the potential loss of profitability once certain drug patents expire, and generic products come to market. However, Eli Lilly has been making significant investments in its product pipeline, which we believe should help reaccelerate the company’s top- and bottom-line growth, particularly after the patent cliff challenge is behind it, beginning in 2015. Also, the company — which has had a considerably lower operating margin than its peers due to its new product development — could see significant margin expansion in the years ahead. As investors began to recognize Lilly’s growth potential, the stock performed well.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Global Health Care Fund	7

As the fund enters the second half of its fiscal year, what is your outlook for the health-care sector?

Stocks in the health-care sector have enjoyed a nice, solid run, outperforming the broader market for the past year. Strong company fundamentals and attractive valuations have been key drivers of performance across many sectors. For biotechnology in particular, companies of all sizes continue to experience positive pipeline progression — success with the development of new drugs and compounds, FDA approvals of products, and favorable clinical trial results.

While uncertainty still surrounds the future impact of the Patient Protection and Affordable Care Act on certain subsectors, it may offer growth opportunities for many businesses. As more individuals gain health insurance coverage, we believe demand should increase for health-care products and services. In international markets, however, health-care stocks continue to face macroeconomic challenges. In Europe, debt crises have led many governments to cut health-care spending in an effort to reduce budget deficits. While this pressure may not be resolved in the near term, we believe these concerns are already reflected in many stocks’ prices. At the same time, we believe that many emerging markets offer attractive growth prospects, particularly in the pharmaceuticals subsector, and companies have been reallocating resources from developed to emerging economies, where we are seeing tremendous volume growth.

We continue to believe that health-care stocks across global markets offer attractive growth potential as companies strive to deliver innovative health-care products and improved, differentiated services.

Thank you, Kelsey, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Health Care Fund

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Kelsey Chen holds an M.B.A. from the Wharton School of the University of Pennsylvania, a Ph.D. from the University of Texas Medical School, and a B.S. from Wuhan University in Wuhan, China. Kelsey joined Putnam in 2000 and has been in the investment industry since 1999.

In addition to Kelsey, your fund is managed by Isabel Buccellati, who holds degrees from European Business School in Oestrich Winkel, Germany. She joined Putnam in 2012 and has been in the investment industry since 1994.

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

Global Health Care Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.42%	11.20%	10.51%	10.51%	10.59%	10.59%	10.79%	10.66%	11.14%	11.53%

10 years	105.59	93.76	90.75	90.75	90.77	90.77	95.64	88.79	100.61	110.82
Annual average	7.47	6.84	6.67	6.67	6.67	6.67	6.94	6.56	7.21	7.74

5 years	40.44	32.36	35.28	33.58	35.28	35.28	36.97	32.17	38.70	42.19
Annual average	7.03	5.77	6.23	5.96	6.23	6.23	6.49	5.74	6.76	7.29

3 years	29.98	22.51	27.10	24.29	27.09	27.09	28.03	23.55	29.01	30.95
Annual average	9.13	7.00	8.32	7.52	8.32	8.32	8.59	7.30	8.86	9.41

1 year	22.14	15.11	21.26	16.26	21.26	20.26	21.54	17.29	21.85	22.43

6 months	12.59	6.11	12.17	7.17	12.18	11.18	12.30	8.37	12.44	12.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Class B share performance does not reflect conversion to class A shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Global Health Care Fund

Comparative index returns For periods ended 2/28/13

MSCI World Health Care Index (ND)

Life of fund
Annual average	—*

10 years	119.42%
Annual average	8.18

5 years	41.65
Annual average	7.21

3 years	43.54
Annual average	12.80

1 year	21.89

6 months	13.15

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$1.580		$1.580	$1.580	$1.580		$1.580	$1.580

Capital gains — Short-term	1.364		1.364	1.364	1.364		1.364	1.364

Total	$2.944		$2.944	$2.944	$2.944		$2.944	$2.944

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$45.03	$47.78	$35.87	$39.68	$40.12	$41.58	$43.63	$46.58

2/28/13	47.58	50.48	37.12	41.40	41.94	43.46	45.94	49.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Health Care Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.59%	11.37%	10.67%	10.67%	10.75%	10.75%	10.96%	10.83%	11.31%	11.71%

10 years	110.91	98.78	95.67	95.67	95.66	95.66	100.67	93.64	105.74	116.26
Annual average	7.75	7.11	6.94	6.94	6.94	6.94	7.21	6.83	7.48	8.02

5 years	53.45	44.63	47.78	45.93	47.79	47.79	49.67	44.43	51.55	55.39
Annual average	8.94	7.66	8.12	7.85	8.13	8.13	8.40	7.63	8.67	9.22

3 years	32.06	24.47	29.15	26.29	29.11	29.11	30.09	25.54	31.08	33.06
Annual average	9.71	7.57	8.90	8.09	8.89	8.89	9.17	7.88	9.44	9.99

1 year	24.58	17.42	23.66	18.66	23.64	22.64	23.96	19.63	24.27	24.90

6 months	13.95	7.40	13.54	8.54	13.51	12.51	13.65	9.67	13.81	14.08

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/12	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Annualized expense ratio for the
six-month period ended 2/28/13	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

12	Global Health Care Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.48	$10.42	$10.42	$9.11	$7.80	$5.17

Ending value (after expenses)	$1,125.90	$1,121.70	$1,121.80	$1,123.00	$1,124.40	$1,127.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.16	$9.89	$9.89	$8.65	$7.40	$4.91

Ending value (after expenses)	$1,018.70	$1,014.98	$1,014.98	$1,016.22	$1,017.46	$1,019.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Health Care Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Global Health Care Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Health Care Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Global Health Care Fund

The fund’s portfolio 2/28/13 (Unaudited)

COMMON STOCKS (98.6%)*	Shares	Value

Biotechnology (14.3%)
Achillion Pharmaceuticals, Inc. †	142,600	$1,155,060

Actelion, Ltd. (Switzerland)	126,666	6,520,478

Amgen, Inc.	119,335	10,908,412

Amicus Therapeutics, Inc. † S	407,042	1,090,873

Anthera Pharmaceuticals, Inc. †	136,843	83,474

Arqule, Inc. †	593,905	1,461,006

BioMarin Pharmaceuticals, Inc. †	177,800	10,307,066

Celgene Corp. †	446,300	46,049,233

Celldex Therapeutics, Inc. †	460,600	4,384,912

ChemoCentryx, Inc. †	180,888	2,440,179

Clovis Oncology, Inc. † S	113,070	2,132,500

Codexis, Inc. †	270,822	560,602

Dendreon Corp. † S	1,175,670	6,807,129

Dyax Corp. †	992,844	3,187,029

Gilead Sciences, Inc. †	217,000	9,268,070

Idenix Pharmaceuticals, Inc. †	181,100	762,431

Incyte Corp., Ltd. † S	174,300	3,869,460

Merrimack Pharmaceuticals, Inc. †	271,334	1,736,538

Neurocrine Biosciences, Inc. †	248,660	2,630,823

OncoGenex Pharmaceutical, Inc. †	45,200	537,428

Puma Biotechnology, Inc. †	82,536	2,122,001

Spectrum Pharmaceuticals, Inc. S	207,100	2,360,940

Synta Pharmaceuticals Corp. †	850,695	7,307,470

TESARO, Inc. † S	153,399	3,046,504

United Therapeutics Corp. † S	207,000	12,380,670

Verastem, Inc. †	355,447	3,348,311

Vertex Pharmaceuticals, Inc. †	123,600	5,786,952

		152,245,551
Food and staples retail (2.0%)
CVS Caremark Corp.	416,600	21,296,592

		21,296,592
Health-care equipment and supplies (12.1%)
Abbott Laboratories	508,500	17,182,215

Baxter International, Inc.	358,800	24,254,880

Boston Scientific Corp. †	362,500	2,678,875

CareFusion Corp. †	77,900	2,550,446

Covidien PLC	467,400	29,712,617

Elekta AB Class B (Sweden)	66,892	1,003,355

Globus Medical, Inc. Class A † S	36,410	526,125

Intuitive Surgical, Inc. †	4,200	2,141,538

Medtronic, Inc.	322,100	14,481,616

Microport Scientific Corp. (China)	678,000	424,977

St. Jude Medical, Inc.	96,900	3,972,900

Stryker Corp.	125,400	8,010,552

Unilife Corp. † S	557,524	1,399,385

West Pharmaceutical Services, Inc.	170,300	10,289,526

Zimmer Holdings, Inc.	138,600	10,389,456

		129,018,463

Global Health Care Fund	17

COMMON STOCKS (98.6%)* cont.	Shares	Value

Health-care providers and services (14.8%)
Aetna, Inc.	944,500	$44,570,955

AmerisourceBergen Corp.	497,700	23,491,440

Cardinal Health, Inc.	113,860	5,261,471

CIGNA Corp.	453,700	26,523,302

Express Scripts Holding Co. †	391,564	22,283,907

Fresenius Medical Care AG & Co., KGaA (Germany)	76,542	5,242,844

Fresenius Medical Care AG & Co., KGaA ADR (Germany) S	42,420	1,451,612

McKesson Corp.	40,324	4,279,586

Sinopharm Group Co. (China)	310,800	982,955

UnitedHealth Group, Inc.	183,400	9,802,730

WellPoint, Inc.	212,500	13,213,250

		157,104,052
Life sciences tools and services (4.4%)
Agilent Technologies, Inc.	130,200	5,400,696

Illumina, Inc. †	49,200	2,466,396

Life Technologies Corp. †	219,000	12,730,470

Sequenom, Inc. † S	284,000	1,167,240

ShangPharma Corp. ADR (China) †	531,484	4,730,208

Thermo Fisher Scientific, Inc.	270,600	19,970,280

		46,465,290
Personal products (0.1%)
Synutra International, Inc. †	350,824	1,529,593

		1,529,593
Pharmaceuticals (50.9%)
AbbVie, Inc.	811,800	29,971,656

Actavis, Inc. †	322,300	27,447,068

Astellas Pharma, Inc. (Japan)	322,500	17,423,944

Auxilium Pharmaceuticals, Inc. †	1,354,000	23,085,700

Bayer AG (Germany)	236,764	23,452,290

Cempra, Inc. †	271,257	1,768,596

Daiichi Sankyo Co., Ltd. (Japan)	261,000	4,669,872

Eli Lilly & Co.	1,003,900	54,873,174

GlaxoSmithKline PLC (United Kingdom)	1,808,772	39,875,139

Hi-Tech Pharmacal Co., Inc.	17,100	632,871

Hospira, Inc. †	84,700	2,492,721

Johnson & Johnson	995,800	75,790,338

Merck & Co., Inc.	1,015,200	43,379,496

Merck KGaA (Germany)	159,729	22,517,631

Mitsubishi Tanabe Pharma Corp. (Japan)	209,600	2,973,150

Novartis AG (Switzerland)	323,265	21,893,894

Pfizer, Inc.	2,611,901	71,487,730

Sanofi (France)	517,550	48,866,736

Sanofi CVR (France) †	1,134,262	2,075,699

Shire PLC (United Kingdom)	203,577	6,370,561

Sihuan Pharmaceutical Holdings Group, Ltd. (China) S	1,928,000	895,217

Somaxon Pharmaceuticals, Inc. †	245,212	696,402

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	361,465	13,518,791

18	Global Health Care Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value

Pharmaceuticals cont.
Warner Chilcott PLC Class A	312,200	$4,217,822

Zoetis. Inc. †	24,800	829,561

		541,206,059

Total common stocks (cost $757,914,606)		$1,048,865,600

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Auxilium Pharmaceuticals, Inc. cv. sr. unsec. notes 1 1/2s, 2018	$2,134,000	$2,159,181

Total convertible bonds and notes (cost $2,134,000)		$2,159,181

SHORT-TERM INVESTMENTS (3.6%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	20,745,198	$20,745,198

Putnam Short Term Investment Fund 0.10% L	12,274,499	12,274,499

SSgA Prime Money Market Fund 0.08% P	1,440,000	1,440,000

U.S. Treasury Bills with effective yields ranging from 0.140%
to 0.154%, February 6, 2014 ∆	$1,708,000	1,705,529

U.S. Treasury Bills with effective yields ranging from 0.158%
to 0.170%, October 17, 2013 ∆	1,198,000	1,197,140

U.S. Treasury Bills with effective yields ranging from 0.166%
to 0.172%, May 30, 2013 ∆	854,000	853,776

Total short-term investments (cost $38,215,641)		$38,216,142

TOTAL INVESTMENTS

Total investments (cost $798,264,247)		$1,089,240,923

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,063,540,951.

† Non-income-producing security.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $3,665,299 to cover certain derivatives contracts.

Global Health Care Fund	19

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.9%	Japan	2.3%

Germany	4.9	Israel	1.3

France	4.8	China	0.7

United Kingdom	4.3	Other	0.1

Switzerland	2.7	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $122,714,213) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Buy	3/20/13	$31,331,165	$32,766,008	$(1,434,843)

Citibank, N.A.

	British Pound	Buy	3/20/13	27,156,587	28,217,025	(1,060,438)

	Danish Krone	Buy	3/20/13	14,601,762	15,195,069	(593,307)

Credit Suisse International

	Japanese Yen	Buy	5/15/13	16,527,159	16,566,714	(39,555)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/17/13	16,312,115	16,602,872	(290,757)

JPMorgan Chase Bank N.A.

	Swiss Franc	Buy	3/20/13	12,906,040	13,366,525	(460,485)

Total						$(3,879,385)

20	Global Health Care Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer staples	$22,826,185	$—	—

Health care	822,926,372	203,113,043	—

Total common stocks	845,752,557	203,113,043	—

Convertible bonds and notes	$—	$2,159,181	$—

Short-term investments	13,714,499	24,501,643	—

Totals by level	$859,467,056	$229,773,867	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,879,385)	$—

Totals by level	$—	$(3,879,385)	$—

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund	21

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value, including $20,443,839 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $765,244,550)	$1,056,221,226
Affiliated issuers (identified cost $33,019,697) (Notes 1 and 6)	33,019,697

Dividends, interest and other receivables	4,156,310

Receivable for shares of the fund sold	231,708

Total assets	1,093,628,941

LIABILITIES

Distributions payable to shareholders	116

Payable for investments purchased	722,754

Payable for shares of the fund repurchased	1,207,448

Payable for compensation of Manager (Note 2)	519,219

Payable for custodian fees (Note 2)	19,289

Payable for investor servicing fees (Note 2)	499,066

Payable for Trustee compensation and expenses (Note 2)	404,720

Payable for administrative services (Note 2)	11,992

Payable for distribution fees (Note 2)	439,658

Unrealized depreciation on forward currency contracts (Note 1)	3,879,385

Collateral on securities loaned, at value (Note 1)	20,745,198

Collateral on certain derivative contracts, at value (Note 1)	1,440,000

Other accrued expenses	199,145

Total liabilities	30,087,990

Net assets	$1,063,540,951

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$739,314,405

Undistributed net investment income (Note 1)	2,757,457

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	34,401,745

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	287,067,344

Total — Representing net assets applicable to capital shares outstanding	$1,063,540,951

(Continued on next page)

22	Global Health Care Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($978,322,030 divided by 20,560,327 shares)	$47.58

Offering price per class A share (100/94.25 of $47.58)*	$50.48

Net asset value and offering price per class B share ($27,380,827 divided by 737,658 shares)**	$37.12

Net asset value and offering price per class C share ($20,122,673 divided by 486,113 shares)**	$41.40

Net asset value and redemption price per class M share ($10,051,316 divided by 239,651 shares)	$41.94

Offering price per class M share (100/96.50 of $41.94)*	$43.46

Net asset value, offering price and redemption price per class R share
($3,148,547 divided by 68,540 shares)	$45.94

Net asset value, offering price and redemption price per class Y share
($24,515,558 divided by 496,418 shares)	$49.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund	23

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $192,314)	$9,974,826

Interest (including interest income of $8,909 from investments in affiliated issuers) (Note 6)	13,287

Securities lending (Note 1)	330,637

Total investment income	10,318,750

EXPENSES

Compensation of Manager (Note 2)	3,256,995

Investor servicing fees (Note 2)	1,505,129

Custodian fees (Note 2)	31,312

Trustee compensation and expenses (Note 2)	52,803

Distribution fees (Note 2)	1,451,735

Administrative services (Note 2)	17,162

Other	197,334

Total expenses	6,512,470

Expense reduction (Note 2)	(12,692)

Net expenses	6,499,778

Net investment income	3,818,972

Net realized gain on investments (Notes 1 and 3)	34,276,024

Net realized gain on foreign currency transactions (Note 1)	2,805,064

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(5,364,481)

Net unrealized appreciation of investments during the period	86,398,417

Net gain on investments	118,115,024

Net increase in net assets resulting from operations	$121,933,996

The accompanying notes are an integral part of these financial statements.

24	Global Health Care Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income	$3,818,972	$7,860,390

Net realized gain on investments
and foreign currency transactions	37,081,088	57,400,663

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	81,033,936	71,435,948

Net increase in net assets resulting from operations	121,933,996	136,697,001

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(22,594,898)

Class B	—	(634,530)

Class C	—	(350,777)

Class M	—	(217,768)

Class R	—	(55,124)

Class Y	—	(509,893)

Net realized short-term gain on investments

Class A	(26,864,075)	(7,099,191)

Class B	(950,693)	(281,275)

Class C	(611,702)	(159,368)

Class M	(311,698)	(83,207)

Class R	(86,871)	(19,126)

Class Y	(632,741)	(167,310)

From net realized long-term gain on investments
Class A	(31,117,937)	(73,159,922)

Class B	(1,101,242)	(2,894,977)

Class C	(708,569)	(1,573,724)

Class M	(360,922)	(863,122)

Class R	(100,627)	(193,343)

Class Y	(732,941)	(1,542,427)

Increase in capital from settlement payments	—	137,436

Redemption fees (Note 1)	5,770	8,671

Increase (decrease) from capital share transactions (Note 4)	5,103,554	(21,088,656)

Total increase in net assets	63,463,302	3,354,470

NET ASSETS

Beginning of period	1,000,077,649	996,723,179

End of period (including undistributed net investment
income of $2,757,457 and $1,061,515, respectively)	$1,063,540,951	$1,000,077,649

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
February 28, 2013 **	$45.03	.18	5.31	5.49	—	(2.94)	(2.94)	—	—	$47.58	12.59 *	$978,322	.61 *	.38 *	11 *
August 31, 2012	44.32	.36	5.55	5.91	(.99)	(4.22)	(5.21)	—	.01 [e]	45.03	15.34	923,021	1.28	.85	25
August 31, 2011	42.86	.28	4.10	4.38	—	(2.95)	(2.95)	—	.03 [f,g]	44.32	10.20	916,644	1.26	.59	35
August 31, 2010	43.37	.12	(.48)	(.36)	—	(.15)	(.15)	—	— [h]	42.86	(.85)	965,357	1.33	.27	40
August 31, 2009	53.94	.07	(5.55)	(5.48)	—	(5.09)	(5.09)	—	— [i]	43.37	(8.11)	1,074,478	1.38 [j]	.17 [j]	27
August 31, 2008	58.65	.01	1.61	1.62	(.29)	(6.04)	(6.33)	—	—	53.94	2.84	1,371,196	1.23 [j]	.02 [j]	19

Class B
February 28, 2013 **	$35.87	— [b]	4.19	4.19	—	(2.94)	(2.94)	—	—	$37.12	12.17 *	$27,381	.98 *	.01 *	11 *
August 31, 2012	36.28	.03	4.43	4.46	(.66)	(4.22)	(4.88)	—	.01 [e]	35.87	14.51	26,017	2.03	.09	25
August 31, 2011	35.82	(.07)	3.45	3.38	—	(2.95)	(2.95)	—	.03 [f,g]	36.28	9.37	31,192	2.01	(.18)	35
August 31, 2010	36.54	(.20)	(.37)	(.57)	—	(.15)	(.15)	—	— [h]	35.82	(1.59)	43,666	2.08	(.48)	40
August 31, 2009	46.82	(.20)	(4.99)	(5.19)	—	(5.09)	(5.09)	—	— [i]	36.54	(8.79)	73,170	2.13 [j]	(.57) [j]	27
August 31, 2008	51.80	(.34)	1.40	1.06	—	(6.04)	(6.04)	—	—	46.82	2.06	149,621	1.98 [j]	(.74) [j]	19

Class C
February 28, 2013 **	$39.68	.01	4.65	4.66	—	(2.94)	(2.94)	—	—	$41.40	12.18 *	$20,123	.98 *	.02 *	11 *
August 31, 2012	39.64	.04	4.90	4.94	(.69)	(4.22)	(4.91)	—	.01 [e]	39.68	14.50	17,562	2.03	.10	25
August 31, 2011	38.89	(.07)	3.74	3.67	—	(2.95)	(2.95)	—	.03 [f,g]	39.64	9.38	17,156	2.01	(.16)	35
August 31, 2010	39.67	(.20)	(.43)	(.63)	—	(.15)	(.15)	—	— [h]	38.89	(1.61)	18,049	2.08	(.48)	40
August 31, 2009	50.24	(.21)	(5.27)	(5.48)	—	(5.09)	(5.09)	—	— [i]	39.67	(8.77)	21,171	2.13 [j]	(.57) [j]	27
August 31, 2008	55.15	(.36)	1.49	1.13	—	(6.04)	(6.04)	—	—	50.24	2.06	26,421	1.98 [j]	(.73) [j]	19

Class M
February 28, 2013 **	$40.12	.06	4.70	4.76	—	(2.94)	(2.94)	—	—	$41.94	12.30 *	$10,051	.86 *	.14 *	11 *
August 31, 2012	40.03	.13	4.95	5.08	(.78)	(4.22)	(5.00)	—	.01 [e]	40.12	14.77	9,518	1.78	.35	25
August 31, 2011	39.15	.04	3.76	3.80	—	(2.95)	(2.95)	—	.03 [f,g]	40.03	9.66	9,754	1.76	.09	35
August 31, 2010	39.83	(.10)	(.43)	(.53)	—	(.15)	(.15)	—	— [h]	39.15	(1.35)	10,530	1.83	(.23)	40
August 31, 2009	50.30	(.12)	(5.26)	(5.38)	—	(5.09)	(5.09)	—	— [i]	39.83	(8.54)	12,299	1.88 [j]	(.33) [j]	27
August 31, 2008	55.08	(.24)	1.50	1.26	—	(6.04)	(6.04)	—	—	50.30	2.32	16,981	1.73 [j]	(.48) [j]	19

Class R
February 28, 2013 **	$43.63	.12	5.13	5.25	—	(2.94)	(2.94)	—	—	$45.94	12.44 *	$3,149	.74 *	.26 *	11 *
August 31, 2012	43.11	.26	5.38	5.64	(.91)	(4.22)	(5.13)	—	.01 [e]	43.63	15.09	3,046	1.53	.63	25
August 31, 2011	41.86	.17	4.00	4.17	—	(2.95)	(2.95)	—	.03 [f,g]	43.11	9.93	2,123	1.51	.37	35
August 31, 2010	42.47	.01	(.47)	(.46)	—	(.15)	(.15)	—	— [h]	41.86	(1.11)	1,766	1.58	.02	40
August 31, 2009	53.08	(.03)	(5.49)	(5.52)	—	(5.09)	(5.09)	—	— [i]	42.47	(8.34)	1,638	1.63 [j]	(.07) [j]	27
August 31, 2008	57.87	(.12)	1.58	1.46	(.21)	(6.04)	(6.25)	—	—	53.08	2.57	1,254	1.48 [j]	(.24) [j]	19

Class Y
February 28, 2013 **	$46.58	.25	5.49	5.74	—	(2.94)	(2.94)	—	—	$49.38	12.71 *	$24,516	.49 *	.51 *	11 *
August 31, 2012	45.68	.48	5.74	6.22	(1.11)	(4.22)	(5.33)	—	.01 [e]	46.58	15.64	20,913	1.03	1.11	25
August 31, 2011	43.98	.41	4.21	4.62	—	(2.95)	(2.95)	—	.03 [f,g]	45.68	10.50	19,853	1.01	.85	35
August 31, 2010	44.40	.25	(.52)	(.27)	—	(.15)	(.15)	—	— [h]	43.98	(.63)	18,590	1.08	.52	40
August 31, 2009	54.93	.18	(5.62)	(5.44)	—	(5.09)	(5.09)	—	— [i]	44.40	(7.87)	17,685	1.13 [j]	.43 [j]	27
August 31, 2008	59.63	.15	1.64	1.79	(.45)	(6.04)	(6.49)	—	—	54.93	3.10	17,761	.98 [j]	.27 [j]	19

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Global Health Care Fund	Global Health Care Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.03 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 31, 2010.

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp. which amounted to less than $0.01 per share outstanding as of May 21, 2009.

j Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2009	<0.01%

August 31, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

28	Global Health Care Fund

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. The investment objective of the fund is to seek capital appreciation by concentrating its investments in the health care industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820).

Global Health Care Fund	29

If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

30	Global Health Care Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,879,385 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $3,637,382.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $20,443,839 and the fund received cash collateral of $20,745,198.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion

Global Health Care Fund	31

of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $799,443,182, resulting in gross unrealized appreciation and depreciation of $356,288,465 and $66,490,724, respectively, or net unrealized appreciation of $289,797,741.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at

32	Global Health Care Fund

the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,386,190	Class R	4,511

Class B	39,052	Class Y	33,528

Class C	27,520	Total	$1,505,129

Class M	14,328

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,039 under the expense offset arrangements and by $11,653 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $785, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,180,562	Class M	36,624

Class B	133,155	Class R	7,695

Class C	93,699	Total	$1,451,735

Global Health Care Fund	33

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,769 and $250 from the sale of class A and class M shares, respectively, and received $5,198 and $415 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $30 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $114,031,572 and $162,848,607, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	435,179	$20,369,831	740,177	$30,724,896

Shares issued in connection with
reinvestment of distributions	1,163,928	52,283,646	2,376,273	91,605,340

	1,599,107	72,653,477	3,116,450	122,330,236

Shares repurchased	(1,534,842)	(71,914,773)	(3,303,516)	(139,508,907)

Net increase (decrease)	64,265	$738,704	(187,066)	$(17,178,671)

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	68,765	$2,546,168	76,490	$2,595,506

Shares issued in connection with
reinvestment of distributions	53,985	1,894,340	113,323	3,497,150

	122,750	4,440,508	189,813	6,092,656

Shares repurchased	(110,455)	(4,091,195)	(324,158)	(11,033,827)

Net increase (decrease)	12,295	$349,313	(134,345)	$(4,941,171)

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	50,904	$2,106,290	47,897	$1,785,183

Shares issued in connection with
reinvestment of distributions	29,550	1,156,599	52,035	1,776,460

	80,454	3,262,889	99,932	3,561,643

Shares repurchased	(36,927)	(1,517,215)	(90,127)	(3,377,106)

Net increase	43,527	$1,745,674	9,805	$184,537

34	Global Health Care Fund

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	2,444	$100,463	5,585	$204,777

Shares issued in connection with
reinvestment of distributions	16,077	637,152	31,402	1,082,104

	18,521	737,615	36,987	1,286,881

Shares repurchased	(16,112)	(669,829)	(43,429)	(1,649,729)

Net increase (decrease)	2,409	$67,786	(6,442)	$(362,848)

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	11,259	$509,829	34,331	$1,397,762

Shares issued in connection with
reinvestment of distributions	3,787	164,336	6,875	257,201

	15,046	674,165	41,206	1,654,963

Shares repurchased	(16,327)	(742,031)	(20,619)	(848,444)

Net increase (decrease)	(1,281)	$(67,866)	20,587	$806,519

	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	76,455	$3,734,927	45,797	$1,966,381

Shares issued in connection with
reinvestment of distributions	27,168	1,266,041	48,461	1,928,765

	103,623	5,000,968	94,258	3,895,146

Shares repurchased	(56,185)	(2,731,025)	(79,916)	(3,492,168)

Net increase	47,438	$2,269,943	14,342	$402,978

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$120,900,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$3,879,385

Total		$—		$3,879,385

Global Health Care Fund	35

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$2,851,564	$2,851,564

Total	$2,851,564	$2,851,564

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(5,404,220)	$(5,404,220)

Total	$(5,404,220)	$(5,404,220)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$8,189,259	$80,877,229	$89,066,488	$8,741	$—

Putnam Short Term
Investment Fund*	—	13,200,512	926,013	168	12,274,499

Totals	$8,189,259	$94,077,741	$89,992,501	$8,909	$12,274,499

Market values are shown for those securities affiliated during the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

36	Global Health Care Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA008
279994 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Health Care Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013